INSTITUTIONAL SHORT-TERM GOVERNMENT BOND FUND
                                 (The Core Fund)


                         Supplement Dated March 11, 2003
                      To Prospectus Dated November 30, 2001


The name of the Institutional Short Term Government Bond Fund has been changed to the Institutional Short Term Government Bond Fund (The Core Fund).





     This Supplement, and the Prospectus dated November 30, 2001, contain information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information dated November 30, 2001, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request and without charge by calling (877) 411-1167.